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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-44150, 33-45915 and 333-40883) of SPARTA, Inc. and its subsidiary of our report dated March 21, 1998 appearing on Page F-2 of this Form 10-K.


         /s/


Price Waterhouse LLP
Costa Mesa, California
March 27, 1998


                                   Exhibit 23